Exhibit 99.1

LIMECOM INC.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

LIMECOM INC.

INDEPENDENT AUDITORS’ REPORT

To the Stockholder of

Limecom Inc.

Report on the Financial Statements

We have audited the accompanying balance sheets of Limecom Inc. as of December 31, 2016 and 2015, and the related statements of operations, stockholder’s deficit and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Limecom Inc. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Fort Lauderdale, FL

October 10, 2017

Marcum LLP • 450 East Las Olas Boulevard • Ninth Floor • Fort Lauderdale, Florida 33301 • Phone 954.320.8000 • Fax 954.320.8001

marcumllp.com

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LIMECOM INC.

BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

	2016	2015
Assets

Current Assets
Cash	$19,831	$441
Accounts receivable, net of allowance for doubtful accounts of $250,000 and $450,000, respectively	3,544,929	2,509,167
Note receivable, related party	120,000	--
Total Current Assets	3,684,760	2,509,608

Deferred Tax Assets	120,318	309,187
Property and Equipment, Net	7,187	3,162

Total Assets	$3,812,265	$2,821,957

Liabilities and Stockholder’s Deficit

Current Liabilities
Accounts payable and accrued expenses	$2,944,486	$3,333,786
Settlement payable, current portion	660,000	--

Total Current Liabilities	3,604,486	3,333,786
Settlement Payable, Net of Current Portion	406,564	--

Total Liabilities	4,011,050	3,333,786

Stockholder’s Deficit
Common stock, par value $1 per share, 1,000 shares authorized, issued, and outstanding	1,000	1,000
Accumulated deficit	(199,785)	(512,829)

Total Stockholder’s Deficit	(198,785)	(511,829)
Total Liabilities and Stockholder’s Deficit	$3,812,265	$2,821,957

The accompanying notes are an integral part of these financial statements.

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LIMECOM INC.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Revenues	$124,956,469	$109,372,246

Cost of Revenues	122,778,748	107,927,020

Gross Profit	2,177,721	1,445,226

Selling, General and Administrative Expenses	1,735,617	1,873,951

Income (Loss) from Operations	442,104	(428,725)

Other Income	59,809	112,251

Income Before (Provision For) Benefit from Income Taxes	501,913	(316,474)

(Provision for) Benefit from Income Taxes	(188,869)	119,089

Net Income (Loss)	$313,044	$(197,385)

The accompanying notes are an integral part of these financial statements.

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LIMECOM INC.

STATEMENTS OF STOCKHOLDER’S DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total
Balance - January 1, 2015	1,000	$1,000	$(315,444)	$(314,444)

Net loss	--	--	(197,385)	(197,385)

Balance - December 31, 2015	1,000	1,000	(512,829)	(511,829)

Net income	--	--	313,044	313,044

Balance - December 31, 2016	1,000	$1,000	$(199,785)	$(198,785)

The accompanying notes are an integral part of these financial statements.

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LIMECOM INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015
Cash Flows From Operating Activities
Net income (loss)	$313,044	$(197,385)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization	3,235	4,743
Bad debt expense	492,764	823,774
Deferred tax assets	188,869	(119,089)
Changes in operating assets and liabilities:
Accounts receivables	(1,528,526)	(2,764,228)
Prepaid expenses and other current assets	--	--
Accounts payable and accrued expenses	757,264	2,258,475
Income taxes payable	--	--

Total Adjustments	(86,394)	203,675

Net Cash Provided by Operating Activities	226,650	6,290

Cash Flows From Investing Activities
Related party note receivable	(120,000)	--
Acquisition of property and equipment	(7,260)	(6,072)

Net Cash Used In Investing Activities	(127,260)	(6,072)

Cash Flows From Financing Activities
Payments on settlement payable	(80,000)	--

Net Cash Used in Financing Activities	(80,000)	--

Net Increase in Cash	19,390	218

Cash - Beginning	441	223

Cash - Ending	$19,831	$441

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$18,784	$--

Non-Cash Operating and Financing Activities
Transfer of accounts payable to settlement payable	$1,146,564	$--

The accompanying notes are an integral part of these financial statements.

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LIMECOM INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 1 – Organization and Business Description

Limecom Inc. (the “Company”) is a global telecommunication company, providing services to telecommunication providers from all over the world. The Company operates a network built on internet protocol (“IP”) switching equipment. The Company was organized as a Florida limited liability company (“LLC”) on November 21, 2014 and known as Limecom LLC. On September 29, 2015, the Company converted to a Florida C-Corporation.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates in the preparation of the financial statements principally include assessing the collectability of accounts receivables. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at net realizable value. The Company maintains an allowance for doubtful accounts that reduces receivables to amounts that are expected to be collected. In estimating the allowance, management considers factors such as current overall economic conditions, historical and anticipated customer performance, historical experience with write-offs, and the level of past due accounts. Uncollectible accounts receivable are charged against the allowance for doubtful accounts once uncollectibility has been determined. Accounts receivable are generally considered to be uncollectible when they are past due, the Company has attempted collection activities and has determined that collection is improbable. Recoveries of accounts receivable previously written off are recorded when received as an increase in the allowance for doubtful accounts. As of December 31, 2016 and 2015, the Company’s allowance for doubtful accounts amounted to approximately $250,000 and $450,000, respectively.

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LIMECOM INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 – Summary of Significant Accounting Policies (continued)

Accounts Receivable and Allowance for Doubtful Accounts (continued)

As discussed in Note 3, in connection with a factoring and security agreement, the Company sells certain of its trade accounts receivable with limited recourse to a third party purchaser in exchange for cash.

Property and Equipment

Property and equipment, which is made up substantially of capitalized software, is recorded at cost, net of accumulated depreciation and amortization. Maintenance and repair costs are charged to expense when incurred. Gains and losses on disposition of property and equipment are reflected in income. Depreciation and amortization is computed on the straight-line basis, based on estimated useful lives of the assets. The useful lives of the Company’s property and equipment ranges from 3 to 5 years.

Revenue Recognition

The Company derives revenues primarily from brokering the sale of minutes from one telecommunication carrier to another. Revenue is recognized when the services is provided and the following criteria are met:

•	there is persuasive evidence of an arrangement;
•	the service has been or is being provided to the customer;
•	the amount of fees to be paid by the customer is fixed or determinable; and
•	the collection of the fees is reasonably assured.

Marketing and Advertising Costs

The Company expenses advertising and marketing costs as they are incurred. Advertising costs for the year ended December 31, 2016 and 2015 were approximately $7,000 and $8,000, respectively.

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LIMECOM INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 – Summary of Significant Accounting Policies (continued)

Income Taxes

On September 28, 2015, the Company converted from a limited liability corporation, which was taxed as a C-corporation, to a C-corporation. The Company accounts for income taxes in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740, Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred tax assets and liabilities represent the future tax consequence for those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized.

The Company is required to recognize, measure, classify, and disclose in the financial statements uncertain tax positions taken or expected to be taken in the Company’s tax returns. Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits that materially impact the financial statements or related disclosures. Since tax matters are subject to some degree of uncertainty, there can be no assurance that the Company’s tax returns will not be challenged by the taxing authorities and that the Company will not be subject to additional tax, penalties, and interest as a result of such challenge. The Company’s tax returns are subject to tax examinations by U.S. federal and state authorities until respective statutes of limitation expire. However, the Company is not currently under audit nor has the Company been contacted by any of the taxing authorities. Penalties and interest, if any, assessed by income taxing authorities would be included in general and administrative expenses. The Company does not have any accruals for uncertain tax positions as of December 31, 2016 or 2015.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of risk are cash and concentrations in its customers.

Cash

At various times during the year, the Company may have deposits in financial institutions in excess of the federally insured limits. The Company maintains cash with high quality financial institutions, which management believes limits these risks.

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LIMECOM INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 – Summary of Significant Accounting Policies (continued)

Concentrations of Credit Risk (continued)

Concentration in Major Customers

During the years ended December 31, 2016 and 2015, the Company had three customers that represented approximately 68% and 94%, respectively, of the Company’s total revenues. As of December 31, 2016 two customers represented 65% of the Company’s accounts receivable. As of December 31, 2015 four customers represented 97% of the

Company’s accounts receivable.

Concentration in Major Vendors

During the year ended December 31, 2016, the Company had four vendors that represented approximately 72% of the Company’s total cost of revenues. During the year ended December 31, 2015, the Company had two vendors that represented approximately 72% of the Company’s total cost of revenues. As of December 31, 2016 and 2015, three customers represented 61% and 65%, respectively, of the Company’s accounts payable.

Note 3 – Accounts Receivable Factoring

The Company executed a factoring and security agreement with a financial institution on September 15, 2016, whereby the Company sells certain of its accounts receivable in exchange for cash. These factoring transactions qualify for sales treatment in accordance with FASB ASC 860, Transfers and Servicing. Upon purchase of the accounts receivable, the Company shall be deemed to have sold, transferred, assigned, set over and conveyed to the financial institution, without recourse except as expressly stated in the agreement, all of the Company’s right, title and interest in and to the purchased accounts receivable. Purchases have an initial gross liquidation advance rate of 90%, up to a maximum cumulative outstanding face amount of $2,000,000. The initial discount fee is 1.15%, and an additional 0.3835% of certain receivables. As of December 31, 2016, the total outstanding factored receivables amounted to approximately $790,000. The fees charged with for these factoring transactions were not material for the year ended December 31,

2016.

The Company has a credit insurance policy covering all factored accounts receivable, under which the financial institution is the beneficiary on the policy if default were to occur.

On June 22, 2017, the Company replaced its existing factoring arrangement with a different financial institution. This new factoring arrangement has similar terms and is for one year, with automatic one year renewals.

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LIMECOM INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 4 – Settlement Payable

During 2016, the Company had disputed accounts payable with three (3) carriers, which the Company entered into separate settlement agreements, totaling approximately $1,147,000. Under the terms of these settlement agreements, the Company was provided with extended payment terms on the outstanding balances. These settlement agreements are non-interest bearing and include certain default provisions as disclosed in the related agreements. The Company made payments on these settlement agreements totaling $80,000 during 2016. The remaining outstanding principal balance of these settlement agreements amounted to approximately $1,067,000 as of December 31, 2016, of which $660,000 will be due in monthly payments during 2017 and approximately $407,000 will be due in monthly payments during 2018.

Note 5 – Stockholder’s Equity

The Company was organized as a LLC on November 21, 2014 and subsequently on September 29, 2015 the Company converted to a C-Corporation. The Company’s equity through September 29, 2015 consisted of 1,000 member units, which was converted to 1,000 shares of common stock when the Company converted to a C-Corporation.

Note 6 – Income Taxes

The components of the provision for income taxes for the years ended December 31, 2016 and 2015 are as follows:

	2016	2015
Current
Federal	$--	$--
State	--	--

Total Current	--	--

Deferred
Federal	170,649	(107,602)
State	18,220	(11,487)

Total Deferred	188,869	(119,089)

Total Income Tax Provision	$188,869	$(119,089)

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LIMECOM INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 6 – Income Taxes (continued)

The difference between the income tax expense computed at the statutory federal rate and the Company’s effective tax rate is primarily due to state income taxes.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The tax effects of temporary differences that give rise to the deferred tax assets as of December 31, 2016 and 2015 are as follows:

	2016	2015
Deferred Tax Assets
Allowance for doubtful accounts	$94,075	$169,335
Net operating loss carryforwards	25,114	138,800
Property and equipment	1,129	1,052
Total Deferred Tax Assets	$120,318	$309,187

At December 31, 2016, the Company had net operating loss carryforwards of approximately $67,000 which expire in varying amounts through December 31, 2036.

Note 7 – Related Party Transactions

On June 30, 2016, the Company entered into a $120,000 promissory note with its sole stockholder. This note receivable is non-interest bearing, unsecured and due in full on December 31, 2017.

Note 8 - Commitments and Contingencies

From time to time the Company may be involved in legal proceedings or claims arising in the normal course of business. As of the date these financial statements are available for issuance, the Company is not aware of any legal proceedings or claims, either threatened or pending, that they believe could result in a material adverse effect on the Company’s financial position or results of operations.

Note 9 – Subsequent Events

Management has evaluated subsequent events through October 10, 2017, the date on which the financial statements were available to be issued.

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